1900 K Street, NW Washington, DC 20006-1110 +1 202 261 3300 Main +1 202 261 3333 Fax www.dechert.com
Robert Rhatigan robert.rhatigan@dechert.com +1 202 261 3329 Direct +1 202 261 3132 Fax

December 18, 2018

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	FQF Trust (the “Registrant”)
File Nos. 333-173167 and 811-22540

Ladies and Gentlemen:

On behalf of the Registrant, please find transmitted herewith for filing via the EDGAR system certain risk/return summary information in an interactive data format using the eXtensible Business Reporting Language (the “XBRL Exhibits”) for the Registrant’s AGFiQ U.S. Market Neutral Anti-Beta Fund, and AGFiQ Hedged Dividend Income Fund. The XBRL exhibits reflect the summary disclosure that was included in the supplement to the prospectus dated December 4, 2018 relating to the Registrant, that was filed with the U.S. Securities and Exchange Commission via the EDGAR system on December 4, 2018 (Accession No. 0001144204-18-063154) pursuant to Rule 497(e) under the 1933 Act.

No fees are required in connection with this filing. If you have any questions concerning this filing, please contact me at (202) 261-3329 or Corey Rose of Dechert LLP at (202) 261-3314.

Sincerely,

By:	/s/ Robert J. Rhatigan
Robert J. Rhatigan

EXHIBIT INDEX

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase